Exhibit 99.2

Q4 2022 Earnings Call June 23, 2022

Safe Harbor and Basis of Presentation

Forward-Looking Statement Safe Harbor — This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company's use of forward-looking terminology such as "anticipate," "believe," "confident," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "seek," or "should," or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and or our products, including potential growth in those markets and products, the economy generally, actions taken to optimize our operations and align our business consistent with demand, our ability to continue successfully navigating the evolving operating environment and executing our business, strategic initiatives and priorities and growth potential, future M&A and greenfields, product availability, inflation, capital structure, pricing, net sales, organic sales, gross margins, incremental EBITDA and Adjusted EBITDA, interest expense, tax rates, capital expenditures, and free cash flow, cash flow generation and working capital management, future financial performance and liquidity, the ability of the Company to grow stronger, and the ability to deliver growth, value creation and long-term success contained in this presentation may be considered forward-looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considered forward-looking statements. The Company has based forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including current public health issues that may affect the Company's business. Forward-looking statements involve risks and uncertainties, including, but not limited to, those described in the "Risk Factors" section in the Company's most recent Annual Report on Form 10-K, and in its other periodic reports filed with the SEC. In addition, the statements in this release are made as of June 23, 2022. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to June 23, 2022.

Use of Non-GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®
2

3 Q4 Fiscal 2022 Highlights Record Levels of Net Sales, Net Income and Adjusted EBITDA 1 ▪ Quarterly net sales of $1.3 billion, up 38.2% from Q421 ‒ Same day sales growth of 40.4% ▪ Sales growth of more than 20% in all four major product categories, including Wallboard, Steel Framing, Ceilings and Complementary Products ‒ Sales growth driven by product inflation as well as year - over - year volume growth in Wallboard, Ceilings and Complementary Products ‒ Double digit organic revenue growth in each of our four major product categories ▪ Gross profit up 40.5% Net Income Up 126.7%; Adjusted EBITDA 1 Up $63.0 million, or 69.1% Adjusted EBITDA Margin 1 Up 220 Basis Points Strong Cash Generation ▪ Generated cash from operating activities of $199.5 million, compared to $84.8 million in Q421 ▪ Generated Free Cash Flow of $191.6 million, compared to $72.8 million in Q421 1 For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA, and Adjusted EBITDA Margin to the most directly com parable GAAP metrics, see Appendix. $33.7 $46.9 $91.2 $76.5 $91.3 $154.2 $0 $50 $100 $150 Net Income Adj. Net Income Adj. EBITDA Net Income, Adj Net Income 1 & Adj EBITDA 1 Q4 FY21 Q4 FY22 Net Sales Gross Profit Net Income $1.3B $412.8M $76.5M 38.2% 40.5% 126.7%

4 Full Year Fiscal 2022 Highlights Record Levels of Net Sales, Net Income and Adjusted EBITDA 1 ▪ Full year fiscal 2022 net sales of $4.6 billion, up 40.5% from 2021 ‒ Same day sales growth of 40.0% ▪ For each of our four major product categories: ‒ Sales growth of more than 25% ‒ Positive year - over - year volume growth Gross profit up 40.0% SG&A and Adjusted SG&A 1 as a percentage of sales each improved 260 bps Net Income Up 159.0%; Adjusted EBITDA 1 Up $247.6 million, or 77.5% Adjusted EBITDA Margin 1 Up 250 Basis Points to 12.2% Achieved Platform Expansion ▪ Invested approximately $350 million to complete five acquisitions ▪ Opened 13 traditional GMS greenfield locations and five new AMES stores Continued Execution of Strategic Growth Priorities 1 For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA, and Adjusted EBITDA Margin to the most directly com parable GAAP metrics, see Appendix. $105.6 $153.3 $319.4 $273.4 $328.8 $566.9 $50 $150 $250 $350 $450 $550 Net Income Adj. Net Income Adj. EBITDA Net Income, Adj Net Income 1 & Adj EBITDA 1 FY21 FY22 Net Sales Gross Profit Net Income $4.6 B $1.5 B $273.4M 40.5% 40.0% 159.0%

Strategic Growth Priorities – Full Year Fiscal 2022 Update

Expand Share in Core Products

Capitalize on existing fixed investments in locations and equipment where we are underpenetrated or below expected share

- Year-over-year volume growth in each of our four product categories
- Organic growth of roughly 20% for wallboard and ceilings
- Steel up more than 100% organically
- Benefits of scale and our commitment to service provide value to our customers and provide confidence for continued growth in our core products

Grow Complementary Products

Grow Complementary Product opportunities outside of core products to diversify and profitably expand our product offering

- 28% growth net sales of Complementary Products
- 14.5% organic sales growth
- 4Q22 was the 8th straight quarter of growth for this category
- Completed most significant acquisition in this space to date: AMES Tools closed on December 1, 2021
- Complementary Products has grown over time to contribute nearly 30% of our net sales

Platform Expansion

Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities

- Invested approximately $350 million to acquire five companies in FY22
  - Architectural Coatings Distributors
  - Westside Building Material
  - DK&B Construction Specialties, EIFS Division
  - AMES Taping Tools
  - Kimco Supply Company
- Opened 13 new greenfield locations
- Opened 5 new AMES stores in FY22 (under GMS ownership)
- Robust pipeline of M&A and greenfield opportunities
- Net debt leverage at Apr. 30, 2022 was 1.8 times

Drive Improved Productivity & Profitability

Leverage our scale and employ technology and best practices to deliver a best-in-class customer experience and further profit improvement

- Providing customers with the ability to easily transact with us, implement automated orders, check delivery status and receive proof of delivery notifications and photos make us a more valuable partner
- Driving purchasing and operational efficiencies by equipping our yards with automation tools and performing fleet upgrades
- Helping to offset operational cost increases
- Building our "Yard of the Future" to improve efficiency, productivity and profitability while delivering greater value to our customers and stakeholders

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

5

6 $293.9 $412.8 $0 $50 $100 $150 $200 $250 $300 Fiscal Q4 2021 Fiscal Q4 2022 Gross Profit Q4 Fiscal 2022 Performance – Net Sales of $1.3 Billion Net Sales & Mix Gross Profit ▪ Gross Profit increased 40.5% ▪ Gross margin was 32.0% ‒ 50 basis point year - over - year increase due to our successful pass - through of product price inflation, continued strength in residential market demand, improved mix and benefits from recent margin accretive acquisition activity ▪ Net sales up 38.2% due primarily to inflationary pricing, strong residential end markets, solid demand for products and acquisition revenues. ▪ One less selling day in Q422 vs. Q421; Same day sales up 40.4% ▪ Organic net sales up 28.9% or 30.9% on a same day sales basis Organic Growth Total Volume Price/Mix 1 Wallboard +26.5% +1.6% +24.9% Ceilings +17.0% - 2.0% +19.0% Steel +81.6% - 10.4% +92.0% Complementary +11.1% $932.2 $1,288.7 Fiscal Q4 2021 Fiscal Q4 2022 +38.2% 40.4% 13.0% 15.4% 31.2% 38.1% 11.6% 21.5% 28.8% WB Ceilings Steel Complementary Products ($ mm) ($ mm) 1 Price/Mix excludes the impact of foreign currency translation. +40.5%

7 $91.2 $154.2 9.8% 12.0% Fiscal Q4 2021 Fiscal Q4 2022 Adj. EBITDA Adj. EBITDA Margin $204.2 21.9% 20.2% 18.0% 18.5% 19.0% 19.5% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% $0 $50 $100 $150 $200 $250 Fiscal Q4 2021 Fiscal Q4 2022 Adj. SG&A Adj. SG&A % ($ mm) Q4 Fiscal 2022 – Improved Profitability 1 For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly c omp arable GAAP metrics, see Appendix. SG&A and Adjusted SG&A 1 ▪ Reported SG&A was 20.5% of sales compared to 22.2% of sales a year ago, representing a 170 - basis point improvement. ▪ Adjusted SG&A 1 improved 170 - basis points as product inflation outpaced increases in operating costs. Net Income, Adjusted Net Income 1 & Adjusted EBITDA 1 ▪ Reported net income and Adjusted net income 1 totaled $76.5 million and $91.3 million, respectively. ▪ Adjusted EBITDA 1 increased 69.1% and Adjusted EBITDA margin 1 improved 220 basis points year - over - year. Adj. EBITDA 1 Up 69.1% 1 1 1 170 bps improvement 1 $259.9

Attractive Capital Structure Supports Strategic Priorities

Cash From Operations and Free Cash Flow[1]

- Generated Cash from Operating Activities of $199.5 million, compared to $84.8 million in Q4 FY21
- Free Cash Flow[1] was $191.6 million, compared to $72.8 million in Q4 FY21
- Significant improvement in cash flow as we took down inventory as the supply chain improved, particularly in steel
- Substantial liquidity, with $101.9 million of cash on hand and an additional $330.7 million available under our revolving credit facilities as of 4/30/2022
- Attractive capital structure
- "Through the Cycle" objective of Free Cash Flow[1]: 40% - 50% of Adjusted EBITDA[1]
  - Fiscal 2022 Free Cash Flow was below this level due to elevated inventory balances as GMS worked to ensure product availability for its customers.

Expanded Share Repurchase Authorized

LTM Net Debt / PF Adjusted EBITDA[2]


2.5x
2.7x
2.4x
2.3x
1.8
4/30/21
7/31/21
10/31/21
1/31/2022
4/30/2022

Debt[3] Maturity Schedule as of 4/30/2022


$ in millions
$48
$39
$239
$504
$9
$355
2023
2024
2025
2026
2027
Thereafter

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

1. For a reconciliation of free cash flow to cash provided by (used in) operating activities, the most directly comparable GAAP metric, see Appendix.
2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
3. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes.

8

9 GMS is Well Positioned across Commercial and Residential Markets with Scale and Balanced Product Mix • Continue to see high levels of residential activity • Gap between housing starts and completions provides confidence for remainder of calendar 2022 • Favorable demographics in an underbuilt industry provides support for long - term • Continuing to see signs of improvement in commercial construction • Opened 25 greenfield locations since the start of fiscal 2020 to enhance customer service and offerings and add efficiencies • Added 12 strategic acquisitions to drive growth in product lines, diversification of offerings and expansion of service territories • Continuing to modernized and upgrade fleet, adding essential safety features to protect employees, customers and include risk management benefits • Technology investments to automate work has led to increased productivity and better operators Strategic Investments Position GMS for Near - Term Industry Dynamics & Long - Term Success Industry Fundamentals Support Outlook

Expectations





Expectations for Q1 Fiscal 2023

Favorable pricing and continued strength in residential should result in:

- Q1 FY23 Expected Year-Over-Year Net Sales Growth: ~30%
- Q1 FY23 Expected Year-Over-Year Organic Sales Growth: low 20% range

Gross Margin will benefit from higher prices in wallboard, while steel prices are expected to modestly decline.

- Q1 FY23 Expected Gross Margin: In line with Q1 FY22

Incremental Adjusted EBITDA[1]:

- Product price inflation is expected to exceed inflationary and activity-driven increases in operating expenses
- Q1 FY23 Expected Incremental Adjusted EBITDA[1]: ~ 12%

Full Year and Longer-Term Expectations

- FY23 full year interest expense: ~$60 million
- Cash tax rate for Adjusted Net Income[1] for FY23: 25% – 26%
- FY23 full year capital expenditures: Comparable to FY22
- Free Cash Flow[1]: Target is 40% - 50% of Adjusted EBITDA

1. For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
10

11 GMS is Well - Positioned Now and for the Long - Term Industry leader with local expertise and broad North American scale Superior safety track record and logistics execution Breadth of product offerings, with growing Complementary Product opportunities Strong balance sheet , substantial liquidity and expected strong long term cash flow generation to support future growth Differentiated service model with professional sales force delivering best - in - class customer service Successfully executing on strategic priorities to capitalize on long - term growth opportunities Hein – can you please replace this picture with the one of the guy accepting drywall thru the window? Also – I’m not sure if I like the numbers off to the left on this slide. Do you think there’s some sort of icon or something that might look better?

12 Appendix

Summary Quarterly Financials

(In millions, except per share data) (Unaudited)	1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22
Wallboard Volume (MSF)	1,054	1,073	997	1,147	4,270	1,095	1,104	1,054	1,181	4,433
Wallboard Price ($ / '000 Sq. Ft.)	$ 311	$ 308	$ 312	$ 329	$ 311	$ 356	$ 376	$ 394	$ 416	$ 386
Wallboard	$ 328	$ 331	$ 311	$ 377	$ 1,330	$ 390	$ 415	$ 415	$ 491	$ 1,711
Ceilings	114	112	102	121	476	138	141	140	149	568
Steel framing	110	111	104	143	502	196	272	283	277	1,028
Complementary products	250	259	234	291	934	318	323	316	372	1,328
Net sales	803	813	751	932	3,299	1,042	1,151	1,154	1,289	4,635
Cost of sales	542	548	508	638	2,236	706	779	786	876	3,147
Gross profit	260	265	243	294	1,063	336	372	368	413	1,488
Gross margin	*32.5%*	*32.6%*	*32.4%*	*31.5%*	*32.2%*	*32.2%*	*32.3%*	*31.9%*	*32.0%*	*32.1%*
Operating expenses:										
Selling, general and administrative expenses	183	188	185	207	764	214	231	241	264	950
Depreciation and amortization	27	27	26	28	108	28	29	30	32	119
Total operating expenses	210	216	210	236	872	242	260	271	297	1,069
Operating income (loss)	50	49	33	58	191	94	112	97	116	419
Other (expense) income:										
Interest expense	(14)	(14)	(13)	(13)	(54)	(14)	(15)	(15)	(14)	(58)
Gain on legal settlement	-	-	1	-	1	-	-	-	-	-
Write-off of discount and deferred financing costs	-	-	-	(5)	(5)	-	-	-	-	-
Other income, net	1	1	1	1	3	1	1	1	1	4
Total other expense, net	(13)	(13)	(11)	(17)	(54)	(13)	(14)	(14)	(13)	(54)
Income from continuing operations, before tax	37	37	22	42	137	81	98	83	103	365
Income tax expense	10	8	6	8	32	20	24	21	26	91
Net income	$ 27	$ 28	$ 16	$ 34	$ 106	$ 61	$ 74	$ 61	$ 76	$ 273
Business Days	**64**	**64**	**61**	**65**	**254**	**63**	**64**	**62**	**64**	**253**
Net Sales by Business Day	$ 12.5	$ 12.7	$ 12.3	$ 14.3	$ 13.0	$ 16.5	$ 18.0	$ 18.6	$ 20.1	$ 18.3
Beginning Branch Count	263	260	261	262	263	268	283	285	286	268
Added Branches	(3)	1	1	6	5	15	2	1	6	24
Ending Branch Count	**260**	**261**	**262**	**268**	**268**	**283**	**285**	**286**	**292**	**292**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

13

Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22
Net income	$ 27.2	$ 28.5	$ 16.1	$ 33.7	$ 105.5	$ 61.2	$ 74.4	$ 61.4	$ 76.5	$ 273.4
Non-cash changes & other changes	(0.1)	46.4	31.5	52.8	130.6	28.8	57.8	43.9	65.6	196.2
Changes in primary working capital components:										
Trade accounts and notes receivable	(41.5)	(15.6)	41.7	(86.2)	(101.6)	(73.5)	(73.9)	37.4	(52.2)	(162.1)
Inventories	14.0	(15.0)	(23.4)	(22.3)	(46.7)	(87.3)	(81.2)	(22.6)	34.8	(156.3)
Accounts payable	(15.4)	(4.5)	(21.5)	106.8	65.4	(4.3)	20.9	(62.9)	74.7	28.4
Cash provided by (used in) operating activities	**(15.7)**	**39.8**	**44.4**	**84.8**	**153.3**	**(75.1)**	**(2.0)**	**57.2**	**199.5**	**179.6**
Purchases of property and equipment	(4.7)	(7.1)	(6.0)	(12.0)	(29.9)	(6.8)	(9.3)	(17.0)	(7.9)	(41.1)
Proceeds from sale of assets	0.3	0.4	0.5	1.0	2.3	0.3	0.2	0.7	0.8	1.9
Acquisitions of businesses, net of cash acquired	(0.2)	0.2	-	(35.9)	(36.0)	(123.0)	(1.9)	(220.4)	(2.7)	(348.1)
Cash (used in) investing activities	**(4.6)**	**(6.6)**	**(5.5)**	**(46.9)**	**(63.6)**	**(129.6)**	**(11.1)**	**(236.8)**	**(9.8)**	**(387.2)**
Cash provided by (used in) financing activities	**(51.8)**	**(55.1)**	**(7.8)**	**(22.0)**	**(136.6)**	**81.4**	**28.7**	**207.8**	**(174.6)**	**143.3**
Effect of exchange rates	0.9	0.3	1.2	0.5	3.0	(0.2)	0.1	(0.5)	(0.2)	(0.8)
Increase (decrease) in cash and cash equivalents	(71.2)	(21.5)	32.4	16.4	(43.9)	(123.4)	15.7	27.7	14.9	(65.1)
Balance, beginning of period	210.9	139.7	118.2	150.6	210.9	167.0	43.6	59.3	87.0	167.0
Balance, end of period	**$ 139.7**	**$ 118.2**	**$ 150.6**	**$ 167.0**	**$ 167.0**	**$ 43.6**	**$ 59.3**	**$ 87.0**	**$ 101.9**	**$ 101.9**
Supplemental cash flow disclosures:										
Cash paid for income taxes	$ 3.5	$ 16.7	$ 11.7	$ 14.5	$ 46.4	$ 1.0	$ 36.8	$ 23.3	$ 25.2	$ 86.3
Cash paid for interest	$ 13.1	$ 12.6	$ 12.4	$ 11.5	$ 49.7	$ 8.6	$ 9.0	$ 18.1	$ 10.5	$ 46.2

	1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22
Cash provided by (used in) operating activities	$ (15.7)	$ 39.8	$ 44.4	$ 84.8	$ 153.3	$ (75.1)	$ (2.0)	$ 57.2	$ 199.5	$ 179.6
Purchases of property and equipment	(4.7)	(7.1)	(6.0)	(12.0)	(29.9)	(6.8)	(9.3)	(17.0)	(7.9)	(41.1)
Free cash flow (1)	**(20.5)**	**32.7**	**38.4**	**72.8**	**123.4**	**(81.9)**	**(11.3)**	**40.2**	**191.6**	**138.5**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

14

15 Q4 2022 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY22 FY21 Reported Organic (1) Organic (1) 1,201.7$ 932.2$ Acquisitions 87.8 - Fx Impact (0.8) - Total Net Sales 1,288.7$ 932.2$ 38.2% 28.9% Wallboard 491.1$ 376.9$ 30.3% 26.5% Ceilings 148.9 121.3 22.7% 17.0% Steel Framing 276.9 143.3 93.3% 81.6% Other Products 371.8 290.7 27.9% 11.1% Total Net Sales 1,288.7$ 932.2$ 38.2% 28.9% Fiscal Q4 Variance

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) *(Unaudited)*		1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22
Net Income		**$ 27,219**	**$ 28,469**	**$ 16,126**	**$ 33,746**	**$ 105,560**	**$ 61,202**	**$ 74,361**	**$ 61,383**	**$ 76,496**	**$ 273,442**
Add: Interest Expense		14,081	13,525	13,454	12,726	53,786	13,657	14,744	15,429	14,267	58,097
Add: Write off of debt discount and deferred financing fees		-	-	-	4,606	4,606	-	-	-	-	-
Less: Interest Income		(37)	(14)	(6)	(29)	(86)	-	(27)	(40)	(96)	(163)
Add: Income Tax Expense		9,604	8,277	5,709	7,944	31,534	19,971	23,769	21,211	26,426	91,377
Add: Depreciation Expense		12,827	12,710	11,371	13,572	50,480	12,925	13,703	13,816	14,993	55,437
Add: Amortization Expense		14,270	14,535	14,191	14,649	57,645	14,789	15,700	15,934	17,372	63,795
EBITDA		**$ 77,964**	**$ 77,502**	**$ 60,845**	**$ 87,214**	**$ 303,525**	**$ 122,544**	**$ 142,250**	**$ 127,733**	**$ 149,458**	**$ 541,985**
Adjustments											
Stock appreciation rights	(A)	792	314	1,446	621	3,173	892	983	1,251	1,277	4,403
Redeemable noncontrolling interests	(B)	252	186	624	226	1,288	310	593	182	898	1,983
Equity-based compensation	(C)	1,605	3,252	1,877	1,708	8,442	1,958	3,215	3,077	2,718	10,968
Severance and other permitted costs	(D)	1,947	762	(83)	322	2,948	147	249	273	463	1,132
Transaction costs (acquisition and other)	(E)	100	25	664	279	1,068	575	2,393	921	(344)	3,545
(Gain) loss on disposal of assets	(F)	394	481	(1,404)	(482)	(1,011)	(78)	(144)	(252)	(439)	(913)
Effects of fair value adjustments to inventory	(G)	-	-	-	788	788	1,731	-	1,870	217	3,818
Gain on legal settlement		-	-	(1,382)	-	(1,382)	-	-	-	-	-
Debt transaction costs	(H)	-	-	-	532	532	-	-	-	-	-
Total Add-Backs		**$ 5,090**	**$ 5,020**	**$ 1,742**	**$ 3,994**	**$ 15,846**	**$ 5,535**	**$ 7,289**	**$ 7,322**	**$ 4,790**	**$ 24,936**
Adjusted EBITDA (as reported)		**$ 83,054**	**$ 82,522**	**$ 62,587**	**$ 91,208**	**$ 319,371**	**$ 128,079**	**$ 149,539**	**$ 135,055**	**$ 154,248**	**$ 566,921**
Net Sales		**$802,573**	**$812,856**	**$751,191**	**$932,203**	**$3,298,823**	**$1,042,076**	**$1,150,551**	**$1,153,595**	**$1,288,653**	**$4,634,875**
Adjusted EBITDA Margin		10.3%	10.2%	8.3%	9.8%	9.7%	12.3%	13.0%	11.7%	12.0%	12.2%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic.

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes impairment of assets resulting from restructuring plans to close certain facilities and gains from the sale of assets.

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents expenses paid to third party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

16

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) *(Unaudited)*		2022	2021	2020	2019	2018	2017
Net Income		$ 273,442	$ 105,560	$ 23,381	$ 56,002	$ 62,971	$ 48,886
Add: Interest Expense		58,097	53,786	67,718	73,677	31,395	29,360
Add: Write off of debt discount and deferred financing fees		-	4,606	1,331	-	74	7,103
Less: Interest Income		(163)	(86)	(88)	(66)	(177)	(152)
Add: Income Tax Expense		91,377	31,534	22,944	14,039	20,883	22,654
Add: Depreciation Expense		55,437	50,480	51,332	46,456	24,075	25,565
Add: Amortization Expense		63,795	57,645	65,201	71,003	41,455	43,675
EBITDA		$ 541,985	$ 303,525	$ 231,819	$ 261,111	$ 180,676	$ 177,091
Adjustments							
Impairment of goodwill		-	-	63,074	-	-	-
Stock appreciation rights	(A)	4,403	3,173	1,572	2,730	2,318	148
Redeemable noncontrolling interests	(B)	1,983	1,288	520	1,188	1,868	3,536
Equity-based compensation	(C)	10,968	8,442	7,060	3,906	1,695	2,534
Severance and other permitted costs	(D)	1,132	2,948	5,733	8,152	581	(157)
Transaction costs (acquisition and other)	(E)	3,545	1,068	2,414	7,858	3,370	2,249
(Gain) loss on disposal of assets		(913)	(1,011)	658	(525)	(509)	(338)
AEA management fee	(F)	-	-	-	-	-	188
Effects of fair value adjustments to inventory	(G)	3,818	788	575	4,176	324	946
Gain on legal settlement		-	(1,382)	(14,029)	-	-	-
Change in fair value of financial instruments	(H)	-	-	-	6,395	6,125	382
Secondary public offerings	(I)	-	-	363	-	1,525	1,385
Debt transaction costs	(J)	-	532	-	678	1,285	265
Total Add-Backs		$ 24,936	$ 15,846	$ 67,940	$ 34,558	$ 18,582	$ 11,138
Adjusted EBITDA (as reported)		$ 566,921	$ 319,371	$ 299,759	$ 295,669	$ 199,258	$ 188,229
Contributions from acquisitions	(K)	21,348	4,948	1,480	6,717	1,280	9,500
Pro Forma Adjusted EBITDA		$ 588,269	$ 324,319	$ 301,239	$ 302,386	$ 200,538	$ 197,729
Net Sales		$4,634,875	$3,298,823	$3,241,307	$3,116,032	$2,511,469	$2,319,146
Adjusted EBITDA margin (as reported)		12.2%	9.7%	9.2%	9.5%	7.9%	8.1%

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic.

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents management fees paid to AEA, which were discontinued after the IPO

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents mark-to-market adjustments for derivative financial instruments

I. Represents one-time costs related to our secondary offerings paid to third party advisors

J. Represents expenses paid to third party advisors related to debt refinancing activities

K. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

17

18 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and amortization of intangible assets from the acquisitions of Titan, Westside Building Materials, and AMES Taping Tools B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts. ($ in 000s) 4Q22 4Q21 (Unaudited) Income before taxes 102,922$ 41,690$ EBITDA add-backs 4,790 3,994 Write-off of discount and deferred financing fees - 4,606 Purchase accounting depreciation and amortization (A) 13,226 10,257 Adjusted pre-tax income 120,938 60,547 Adjusted income tax expense 29,630 13,623 Adjusted net income 91,308$ 46,924$ Effective tax rate (B) 24.5% 22.5% Weighted average shares outstanding: Basic 42,977 42,994 Diluted 43,776 43,828 Adjusted net income per share: Basic 2.12$ 1.09$ Diluted 2.09$ 1.07$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) ($ in millions)		1Q21	2Q21	3Q21	4Q21	FY2021	1Q22	2Q22	3Q22	4Q22	FY2022
SG&A - Reported		**$ 183.1**	**$ 188.4**	**$ 184.8**	**$ 207.3**	**$ 763.6**	**$ 214.1**	**$ 230.5**	**$ 241.0**	**$ 264.5**	**$ 950.1**
Adjustments											
Stock appreciation rights	(A)	(0.8)	(0.3)	(1.4)	(0.6)	(3.2)	(0.9)	(1.0)	(1.3)	(1.3)	(4.4)
Redeemable noncontrolling interests	(B)	(0.3)	(0.2)	(0.6)	(0.2)	(1.3)	(0.3)	(0.6)	(0.2)	(0.9)	(2.0)
Equity-based compensation	(C)	(1.6)	(3.3)	(1.9)	(1.7)	(8.4)	(2.0)	(3.2)	(3.1)	(2.7)	(11.0)
Severance and other permitted costs	(D)	(1.9)	(0.8)	0.1	(0.3)	(2.9)	(0.2)	(0.3)	(0.3)	(0.4)	(1.1)
Transaction costs (acquisition and other)	(E)	(0.1)	(0.0)	(0.7)	(0.3)	(1.1)	(0.6)	(2.4)	(0.9)	0.3	(3.5)
Gain (loss) on disposal of assets		(0.4)	(0.5)	1.4	0.5	1.0	0.1	0.1	0.3	0.4	0.9
Debt transaction costs		-	-	-	(0.5)	(0.5)	-	-	-	-	-
SG&A - Adjusted		**$ 178.1**	**$ 183.3**	**$ 181.7**	**$ 204.2**	**$ 747.3**	**$ 210.3**	**$ 223.2**	**$ 235.6**	**$ 259.9**	**$ 929.0**
% of net sales		*22.2%*	*22.5%*	*24.2%*	*21.9%*	*22.7%*	*20.2%*	*19.4%*	*20.4%*	*20.2%*	*20.0%*

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic.

E. Represents one-time costs related to acquisitions paid to third parties.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

19

Leverage Summary

($ mm)	4/30/21 LTM	7/31/21 LTM	10/31/21 LTM	1/31/22 LTM	4/30/22 LTM
Cash and cash equivalents	$167	$44	$59	$94	$102
Revolving Credit Facilities	$0	$92	$141	$359	$211
First Lien Term Loan (1) (2)	505	504	503	502	501
Senior Notes (3)	345	345	345	345	345
Capital Lease Obligations	118	113	112	113	120
Installment Notes & Other (4)	10	9	8	7	7
Total Debt	**$978**	**$1,063**	**$1,108**	**$1,326**	**$1,184**
Total Net Debt	**$811**	**$1,019**	**$1,049**	**$1,232**	**$1,082**
PF Adj. EBITDA (5)	**$324**	**$380**	**$442**	**$534**	**$588**
Total Debt / PF Adj. EBITDA	**3.0x**	**2.8x**	**2.5x**	**2.5x**	**2.0x**
Net Debt / PF Adj. EBITDA	**2.5x**	**2.7x**	**2.4x**	**2.3x**	**1.8x**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

(1) Net of unamortized discount of $0.6 mm, $0.6 mm, $0.5 mm, $0.5mm and $0.5mm as of April 30,2021, July 31, 2021, October 31, 2021, January 31, 2022, and April 30, 2022 respectively.
(2) Net of deferred financing costs of $4.1 mm, $3.9 mm, $3.6 mm, $3.4mm and $3.1mm as of April 30,2021, July 31, 2021, October 31, 2021, January 31, 2022, and April 30, 2022 respectively.
(3) Net of deferred financing costs of $5.3 mm, $5.2 mm, $5.0 mm, and $4.8 mm as of July 31, 2021, October 31, 2021, January 31, 2022, and April 30, 2022 respectively
(4) Net of unamortized discount of $0.7 mm, $0.7 mm, $0.6 mm, $0.5 mm, and $0.4mm as of April 30,2021, July 31, 2021, October 31, 2021, January 31, 2022, and April 30, 2022 respectively.
(5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

20

21 Leverage Summary (FY19 - FY22) (1) Net of unamortized discount of $2.1mm, $1.6mm and $0.6mm as of April 30, 2019, 2020 and 2021, respectively. (2) Net of deferred financing costs of $12.1mm, $9.0mm and $4.1mm as of April 30, 2019, 2020 and 2021, respectively (3) Net of Deferred financing costs of $5.5mm as of April 30, 2021. (4) Net of unamortized discount of $1.2mm, $1.1mm and $0.7mm as of April 30, 2019, 2020 and 2021, respectively. (5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. ($ mm) 4/30/19 4/30/20 4/30/21 4/30/22 LTM LTM LTM LTM Cash and cash equivalents $47 $211 $167 $102 Revolving Credit Facilities $44 $87 $0 $211 First Lien Term Loan (1) (2) 973 866 505 501 Senior Notes (3) - - 345 345 Capital Lease Obligations 109 129 118 120 Installment Notes & Other (4) 15 15 10 7 Total Debt $1,141 $1,097 $978 $1,184 Total Net Debt $1,094 $887 $811 $1,082 PF Adj. EBITDA (5) $302 $302 $324 $588 Total Debt / PF Adj. EBITDA 3.8x 3.6x 3.0x 2.0x Net Debt / PF Adj. EBITDA 3.6x 2.9x 2.5x 1.8x